UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 9, 2005

Williams-Sonoma, Inc.
(Exact name of registrant as specified in its charter)

California	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California 94109
(Address of principal executive offices)

Registrant’s telephone number, including area code	(415) 421-7900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

As previously disclosed in our press release dated March 2, 2005, we presented at the 11th Annual Bear Stearns Retail, Restaurants and Apparel investor conference in New York City on March 9, 2005. During this presentation, we reaffirmed our fiscal year 2004 guidance ranges and reiterated our fiscal year 2005 outlook ranges that had been previously provided in our press release issued on January 11, 2005. These ranges do not give effect to the impact of the February 7, 2005 letter from the Chief Accountant of the Securities and Exchange Commission (the “SEC”) to the Chairman of the Center for Public Company Audit Firms clarifying the SEC staff’s interpretation of certain accounting issues and their application under generally accepted accounting principles relating to operating leases. We are currently evaluating the effects of this recent SEC interpretation, and we expect to disclose any effects on our financial results and financial projections when we release our fourth quarter and fiscal year 2004 earnings and fiscal year 2005 earnings guidance on Tuesday, March 22, 2005. The outlook ranges for fiscal year 2005 also do not give effect to the impact from the implementation of accounting for share-based payments (Statement of Financial Accounting Standards No. 123R), which we expect to implement in the third quarter of fiscal year 2005.

The audio portion of the presentation made at the Bear Stearns investor conference was broadcast live over the Internet, and a replay of the presentation can be accessed on our website at http://www.williams-sonomainc.com/webcast.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements include, without limitation, statements related to guidance regarding our projected fiscal year 2004 revenues and other financial results, statements related to the effect on our earnings of the recent SEC interpretation and all statements relating to our outlook for 2005.

The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include, without limitation, accounting adjustments as we close our books for fiscal year 2004; new interpretations of current accounting rules; changes to current accounting rules; our ability to anticipate consumer preferences and buying trends; dependence on timely introduction and customer acceptance of our merchandise; construction and other delays in store openings; competition from companies with concepts or products similar to our concepts and products; timely and effective sourcing of merchandise from our foreign and domestic vendors and delivery of merchandise through our supply chain to our stores and customers; effective inventory management commensurate with customer demand; our ability to anticipate and manage customer returns; successful catalog management, including timing, sizing and merchandising; uncertainties in Internet marketing, infrastructure and regulation; changes in consumer spending based on weather, economic, political, competitive and other conditions beyond our control; construction delays on infrastructure projects based on weather or other events; multi-channel and multi-brand complexities; our ability to introduce new brands and brand extensions; dependence on external funding sources for operating capital; our ability to control employment, occupancy and other operating costs; our ability to improve and control our systems and processes; changes to our information technology infrastructure; the effect of the recent natural disaster in Asia; general political, economic and market conditions and events, including war, conflict or acts of terrorism; and other risks and uncertainties contained in our public announcements, reports to shareholders and other documents filed with or furnished to the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended February 1, 2004, all quarterly reports on Form 10-Q for the following fiscal quarters and all subsequent current reports on Form 8-K. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: March 10, 2005	By:	/s/ Sharon L. McCollam
Sharon L. McCollam
Executive Vice President,
Chief Financial Officer

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